SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   August 14, 2002


                              SOFTNET SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                       001-05270                      11-1817252
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  (State of                (Commission File Number)            (IRS Employer
Incorporation)                                              Identification No.)

        650 TOWNSEND STREET, SUITE 225, SAN FRANCISCO, CALIFORNIA 94103
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                (415) 354-3900
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 9.     REGULATION FD DISCLOSURE

     On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the
                                                   ---------
Securities and Exchange Commission. Pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:



           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of SoftNet Systems, Inc.
(the "Company") hereby certifies, to such officer's knowledge, that:
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          (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the
                                      ------
     requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002               /s/ George L. Hernandez
                                     -------------------------------------------
                                     George L. Hernandez
                                     Acting Chief Operating Officer;
                                     Vice President, Finance and
                                     Administration; and Secretary
                                     (principal executive and financial officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Sec. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2002

                                        SOFTNET SYSTEMS, INC.



                                       By:  /s/ George L. Hernandez
                                          -------------------------------------
                                          Name:  George L. Hernandez
                                          Title: Acting Chief Operating Officer;
                                          Vice President, Finance and
                                          Administration; and Secretary


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